UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2021

Advent Technologies Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-7035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 25, 2021, Advent Technologies Holdings, Inc. (the “Company” or the “Buyer”) entered into a Share Purchase Agreement (the “Purchase Agreement”), with F.E.R. Fischer Edelstahlrohre GmbH, a limited liability company incorporated under the Laws of Germany (the “Seller”), which provides for the Buyer to acquire (the “Acquisition”) all of the issued and outstanding equity interests in SerEnergy A/S, a Danish stock corporation and a wholly-owned subsidiary of the Seller (“SerEnergy”) and fischer eco solutions GmbH, a German limited liability company and a wholly-owned subsidiary of the Seller (“FES” and together with SerEnergy, the “Target Companies”) together with certain outstanding shareholder loan receivables.

Pursuant to the Purchase Agreement, the Company will acquire SerEnergy and FES, the fuel cell systems business of fischer Group. SerEnergy is a leading manufacturer of methanol-powered high-temperature polymer electrolyte membrane (“HT-PEM”) fuel cells and operates facilities in Aalborg, Denmark and in Manila, Philippines. FES provides fuel-cell stack assembly and testing as well as the production of critical fuel cell components of the SerEnergy HT-PEM fuel cells, including membrane electrode assemblies, bipolar plates and reformers. FES operates a facility on fischer Group’s campus in Achern, Germany, and Advent has agreed to lease that respective portion of the facility at the closing of the Acquisition.

The Purchase Agreement, the Acquisition and the other transactions contemplated by the Purchase Agreement (together with the Acquisition, the “Transactions”) have been unanimously approved by the Board of Directors (the “Board”) of the Company.

Transaction Consideration

As consideration for the Transactions, at the closing of the Acquisition, the Company will pay to the Seller € 52,000,000 subject to customary cash/debt/working capital adjustments, all based on completion accounts. The preliminary consideration which will be based on estimates of the Target Companies’ cash, debt and working capital will be notified by the Seller shortly before completion. At completion, a portion of the preliminary consideration will be paid as €15,000,000 in cash (the “Cash Consideration”). The remaining portion of the preliminary consideration will be paid by shares of common stock of the Company to be issued by the Company to the Seller (the “Share Consideration”), such shares to be valued at the € amount of the volume-weighted arithmetic average of the closing prices of the Company’s stock during the last 20 trading days occurring two trading days prior to the Transactions’ closing (the “Agreed Share Value”). The Share Consideration is capped to shares representing 9.999% of the Company’s common stock outstanding as of the completion (taking into account the common stock issued as Share Consideration, the “Cap”). In the event the Share Consideration exceeds the Cap, both the Company and the Seller have a right to terminate the Purchase Agreement upon written notice to the other party. The final consideration will be determined on the basis of completion accounts. Any balance between the preliminary consideration and the final consideration will be settled either in common shares at the Agreed Share Value or in cash, at the election of the respective debtor.

Representations, Warranties, Covenants and Indemnity

a)	Seller’s Representations & Warranties

The Purchase Agreement contains reasonable and customary representations and warranties relating inter alia to title in Target Companies shares, financial statements, the operative business, the IP and the IT landscape of the Target Companies as well as to tax. The Seller’s liability for claims under the Purchase Agreement except for fundamental warranties, tax claims and specific indemnities is capped to (i) 35% of the Cash Consideration (“Cash Liability Cap”) and (ii) 35% of the Share Consideration (“Share Liability Cap”), provided that claims shall first be settled in cash up to Cash Liability Cap and thereafter in shares in the Company at the Agreed Share Value up to the Share Liability Cap. The Seller’s overall liability under the Purchase Agreement is capped to 100% of the Cash Consideration and of the Share Consideration, first to be settled in cash and thereafter in shares.

b)	Buyer’s Representations & Warranties

The Purchase Agreement contains reasonable and customary representations and warranties relating inter alia to title in the Company’s shares, authorized capitalization of Buyer and compliance with the securities laws.

c)	Covenants

The Purchase Agreement contains inter alia a standard pre-closing conduct of business covenant obliging the Seller to cause the Target Companies to conduct their business in the ordinary course until the completion date.

Buyer agrees to file a registration statement or amend an existing registration statement on Form S-1 (the “Registration Statement”) registering the resale of the shares of the Company issued as Share Consideration within thirty (30) calendar days following the closing date and that it shall use commercially reasonable efforts to have the Registration Statement declared effective within 60 (sixty) days following the filing date.

d)	Indemnities

The Purchase Agreement contains certain indemnities by the Seller addressing specific items identified by the Buyer during the due diligence process. It further contains a tax indemnity by the Seller to hold harmless the Buyer from (i) any damages caused by a breach of the tax warranties or (ii) any taxes payable by the Target Companies until the effective date.

Conditions to the Consummation of the Transactions

The obligation to consummate the Transactions is subject to satisfaction of the following conditions precedent (the “Closing Conditions”): (a) Buyer has obtained, or is deemed to have obtained, foreign investment control clearance by the German Federal Ministry for Economic Affairs and Energy and, if required, by the Danish Business Authority and/or Ministry for Industry, Business and Financial Affairs, (b) registration of a short fiscal year with the commercial register of FES, and (c) Buyer has delivered to Seller a substantially final draft of the Registration Statement reasonably satisfactory to the Seller.

Termination

The Purchase Agreement provides for customary termination rights. Either the Seller or the Buyer may withdraw from the Purchase Agreement prior to closing in particular if (a) not all Closing Conditions have been satisfied within four months after signing of the Purchase Agreement, (b) the Share Consideration exceeds the Cap, (c) the respective other party has failed to perform the closing actions to be performed by it on the closing date and is in default performing a closing action for more than ten days after closing or (d) if there is an insufficient amount of authorized and unissued Company stock for the Seller to pay the Share Consideration to the Buyer.

The foregoing summary of the principal terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Purchase Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference. The summary and the copy of the Purchase Agreement are intended to provide information regarding the terms of the Purchase Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (“SEC”). The assertions embodied in the representations and warranties included in the Purchase Agreement were made solely for purposes of the contract between the Company and the Seller and are subject to important qualifications and limitations agreed to by the Company and the Seller in connection with the negotiated terms, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company and the Seller rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Seller or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated into this Item 3.02. In accordance with the Purchase Agreement, a portion of the consideration consists of shares of Common Stock of the Company. These shares of Common Stock will be issued pursuant to exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*	Share Purchase Agreement, dated as of June 25, 2021, by and among Advent Technologies Holdings, Inc. and F.E.R. Fischer Edelstahlrohre GmbH.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon its request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “could,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including the Company’s plans and expectations with respect to the acquisition and the anticipated benefits of the acquisition. Each forward-looking statement contained in this Current Report on Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Risks and uncertainties include, among other things, the risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all and the possibility the acquisition does not close; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the business will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Advent’s common stock and on Advent’s operating results, significant transactions costs, unknown liabilities; and the risk of litigation and/or regulatory actions related to the proposed acquisition.  A further description of risks and uncertainties including, among others, the Company’s ability to realize the benefits from the business combination; the Company’s ability to maintain the listing of the Company’s common stock on Nasdaq; future financial performance; public securities’ potential liquidity and trading; impact from the outcome of any known and unknown litigation; ability to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; expectations regarding future expenditures; future mix of revenue and effect on gross margins; attraction and retention of qualified directors, officers, employees and key personnel; ability to compete effectively in a competitive industry; ability to protect and enhance our corporate reputation and brand; expectations concerning our relationships and actions with our technology partners and other third parties; impact from future regulatory, judicial and legislative changes to the industry; ability to locate and acquire complementary technologies or services and integrate those into the Company’s business; future arrangements with, or investments in, other entities or associations; and intense competition and competitive pressure from other companies worldwide in the industries in which the Company will operate; and other risks identified under the heading “Risk Factors” are set forth in our Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on May 20, 2021, as well as the other information we file with the SEC, including filings on Current Reports on Form 8-K. We caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2021	Advent Technologies Holdings, Inc.

	By:	/s/ Vassilios Gregoriou
Vassilios Gregoriou
Chairman and Chief Executive Officer